UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

PHYSICIANS REALTY TRUST
PHYSICIANS REALTY L.P.
(Exact name of registrant as specified in its charter)

Maryland (Physicians Realty Trust) Delaware (Physicians Realty L.P.) (State or other jurisdiction of incorporation or organization)	001-36007 333-205034-01 (Commission File Number)	46-2519850 80-0941870 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Physicians Realty Trust Emerging growth company ☐ Physicians Realty L.P. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Physicians Realty Trust ☐ Physicians Realty L.P. ☐

Item 3.02       Unregistered Sales of Equity Securities.

On September 26, 2017, Physicians Realty Trust and its operating partnership, Physicians Realty L.P. (the “Operating Partnership”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission in connection with the entry by a subsidiary of the Operating Partnership into a contribution agreement effective as of September 21, 2017 (as amended, the "Contribution Agreement"), with HW MOB LLC ("Hazelwood") and Hazelwood Medical Building, LLC, to acquire a medical office building in Maplewood, Minnesota, comprising approximately 147,926 net leasable square feet for an aggregate purchase price of approximately $70.7 million, subject to certain closing adjustments. As described in the Original Form 8-K, substantially all of the purchase price is payable in Series A Preferred Units of the Operating Partnership ("Series A Preferred Units") and the number of Series A Preferred Units to be issued by the Operating Partnership to Hazelwood at closing is determined by a formula provided in the Contribution Agreement.

This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to report that upon closing of the acquisition on January 9, 2018, the Operating Partnership issued 104,172 Series A Preferred Units to Hazelwood and Hazelwood became bound by the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership. This Current Report on Form 8-K/A should be read in conjunction with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2018	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Date: January 11, 2018	PHYSICIANS REALTY L.P.
by: Physicians Realty Trust, its general partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer